UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 12, 2007

Date of report (Date of earliest event reported)
HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-14709	41-0901840

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350

(Address of Principal Executive Offices)	(Zip Code)
(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Description of Fiscal Year 2008 Disk Drive Components Division Management Bonus Plan
Description of Fiscal Year 2008 BioMeasurement Division Management Bonus Plan

Item 1.01 Entry into a Material Definitive Agreement.
On October 12, 2007, our board of directors approved the terms of the Fiscal Year 2008 Disk Drive Components Division Management Bonus Plan of Hutchinson Technology Incorporated and the Fiscal Year 2008 BioMeasurement Division Management Bonus Plan of Hutchinson Technology Incorporated, descriptions of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Description of Fiscal Year 2008 Disk Drive Components Division Management Bonus Plan of Hutchinson Technology Incorporated
10.2 Description of Fiscal Year 2008 BioMeasurement Division Management Bonus Plan of Hutchinson Technology Incorporated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED
Date: October 18, 2007	By:	/s/ John A. Ingleman
John A. Ingleman
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Description of Fiscal Year 2008 Disk Drive Components Division Management Bonus Plan of Hutchinson Technology Incorporated

10.2	Description of Fiscal Year 2008 BioMeasurement Division Management Bonus Plan of Hutchinson Technology Incorporated